UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 8, 2016

Commission tile number: 000-55262

Lvynan Green Building Material Technology Corp.

(Exact name of registrant as specified in its charter)

Nevada	33-1227348
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification number)

Room 01, 25/F, Kerry Center No. 2008
Renmin South Rd Luohu District
Shenzhen City Guangdong PR China	n/a
(Address of Principal Executive Offices)	(Zip Code)

86-755-2218-4466

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant’s Certifying Accountant

On November 8, 2016, the Board of Directors approved the engagement of Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended April 30, 2016, effective immediately, and dismissed George Stewart, CPA (“Stewart”) as the Company’s independent registered public accounting firm. Stewart’s audit reports on the Company’s consolidated financial statements as of and for the fiscal year ended April 30, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The former Accountant was engaged on August 25, 2015. During the fiscal year ended April 30, 2016 and the subsequent interim periods through November 8, 2016, there were (i) no disagreements (as described in Item 304(a)( I)(iv) of Regulation S-K) between the Company and Stewart on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Stewart’s satisfaction, would have caused Stewart to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(I)(v) of Regulation.

During the fiscal year ended April 30, 2016, and the subsequent interim periods through November 8, 2016, neither the Company nor anyone acting on its behalf has consulted with Fruci regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Fruci concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On November 8, 2016, the Company provided Stewart with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Stewart furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Stewart’s letter dated November 8, 2016, is filed as Exhibit 16.1 hereto.

ITEM 9.01 Financial Statement and Exhibits.

Exhibit No.	Exhibit

16.1	Letter from George Stewart CPA dated November 9, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Lvyuan Green Building Material Technology Corp.

By:	/s/ Carmen Xian Yan Yu
Name:	Carmen Xian Yan Yu
Title:	Chief Executive Officer, and Chairman of the Board of Directors

Date:	November 9, 2016

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